UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 2, 2015
 WASHINGTON REAL ESTATE
INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	1-6622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1775 EYE STREET, NW, SUITE 1000, WASHINGTON, D.C. 20006
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (202) 774-3200
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2015, the Board of Trustees of Washington Real Estate Investment Trust (Washington REIT) elected Stephen E. Riffee as Executive Vice President and Chief Financial Officer. Mr. Riffee had been serving with Washington REIT as Executive Vice President and Chief Financial Officer-elect since February 17, 2015. As previously reported, Mr. Riffee will succeed William T. Camp, who tendered his resignation effective at the end of the day on March 2, 2015, as Chief Financial Officer.

Mr. Riffee (age 57) served as Executive Vice President and Chief Financial Officer for Corporate Office Properties Trust (COPT), a NYSE office REIT, from 2006 to February 2015. In this role, he oversaw all financial functions, including accounting, financial planning and analysis, tax, treasury, capital markets and investor relations. Additionally, Mr. Riffee oversaw the legal department and information technology at COPT. Between 2002 and 2006, he served as Executive Vice President and Chief Financial Officer for CarrAmerica Realty Corporation, a national NYSE public office REIT.

As previously reported, Mr. Riffee’s employment letter provided that Mr. Riffee will participate in Washington REIT’s short-term incentive plan (STIP) with an STIP target award opportunity at 175% of his $400,000 per annum salary, split evenly between the cash component (87.5%) and restricted share component (the remaining 87.5%) of the STIP. On March 4, 2015, the Board and Compensation Committee determined the remaining threshold, target and high award opportunities for Mr. Riffee under the STIP and Washington REIT’s long-term incentive plan (LTIP), which are as follows:

STIP award opportunities:

Cash Component (50%)			Restricted Share Component (50%)
Threshold	Target	High	Threshold	Target	High
42%	87.5%	140%	42%	87.5%	140%

LTIP award opportunities:

Threshold	Target	High
44%	95%	149%

For a complete description of Washington REIT’s executive compensation program, including the STIP and LTIP, please refer to pages 14-30 of Washington REIT’s definitive proxy statement filed with the SEC on March 28, 2014 (and subsequent Forms 8-K filed with the SEC on April 29, 2014 and July 25, 2014). A copy of Mr. Riffee's employment letter is filed as Exhibit 10.55 to Washington REIT's Form 10-K filed with the SEC on March 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

	By:	/s/ Laura M. Franklin
(Signature)

Laura M. Franklin
Executive Vice President
Accounting and Administration

March 5, 2015
(Date)